EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Vision-Sciences, Inc. (the Company) for the period ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned, Lewis C. Pell, Principal Executive Officer of the Company, and Keith J.C. Darragh, Interim Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 24, 2013	/s/ Lewis C. Pell Lewis C. Pell Principal Executive Officer

Dated: June 24, 2013	/s/ Keith J.C. Darragh Keith J.C. Darragh Interim Principal Financial and Accounting Officer